SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

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                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 1999


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


                  TEXAS                              74-2157138
      (State or other Jurisdiction                (I.R.S. Employer
    of incorporation or organization)            Identification No.)


     1200 SAN BERNARDO, LAREDO, TEXAS                78040-1359
 (Address of principal executive offices)            (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On September 2, 1999, Dennis E. Nixon, Chairman and CEO of International Bancshares Corporation ("IBC") issued a news release announcing that the company on August 26, 1999, the Board approved the declaration of a $.50 per share cash dividend, payable on October 15, 1999 to shareholders of record on September 30, 1999.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated September 2, 1999.



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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERNATIONAL BANCSHARES CORPORATION
                                    (Registrant)


                                 By: /s/ DENNIS E. NIXON
                                         DENNIS E. NIXON, President,
                                         and Chief Executive Officer


Date: September 2, 1999


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
                             EXHIBIT INDEX


    EXHIBIT                                                   PAGE
    NUMBER                    DESCRIPTION                    NUMBER
  -----------               --------------                 ----------

      99              News Release of International             5
                      Bancshares Corporation dated
                      September 2, 1999


                                        4